SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 30, 2003

TMBR/SHARP DRILLING, INC.

(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	0-12757 (Commission File No.)	75-1835108 (IRS Employer Identification No.)

4607 West Industrial Blvd. Midland, Texas (Address of principal executive offices)		79703 (Zip Code)

Registrant’s telephone number, including area code: (915) 699-5050

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 Amendment No. 1 to Agreement/Plan of Merger
EX-99.1 Press Release

Item 5. Other Events

     As of December 30, 2003, TMBR/Sharp Drilling, Inc. (“TMBR”) and Patterson-UTI Energy, Inc. (“Patterson”) entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) and on December 31, 2003, TMBR and Patterson jointly issued a press release regarding the Amendment.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 30, 2003, by and among TMBR/Sharp Drilling, Inc, Patterson-UTI Acquisition, LLC and Patterson-UTI Energy, Inc.

99.1	Press Release, dated December 31, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMBR/SHARP DRILLING, INC.

Dated: December 31, 2003	By:	/s/ Jeffrey D. Phillips

	Name: Title:	Jeffrey D. Phillips President

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 30, 2003, by and among TMBR/Sharp Drilling, Inc, Patterson-UTI Acquisition, LLC and Patterson-UTI Energy, Inc.

99.1	Press Release, dated December 31, 2003.

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